1 ©2023. NuVasive, Inc. or one of its subsidiaries. All rights reserved. 41st Annual J.P. Morgan Healthcare Conference Chris Barry, Chief Executive Officer January 12, 2023 Exhibit 99.1

2 ©2023. NuVasive, Inc. or one of its subsidiaries. All rights reserved. Safe harbor statements NuVasive, Inc. (“NuVasive,” “NUVA” or the “Company”) cautions you that statements included in this presentation that are not a description of historical facts are forward‐looking statements that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause the Company's results to differ materially from historical results or those expressed or implied by such forward‐looking statements. Forward-looking statements include, but are not limited to, statements regarding the Company’s preliminary expectations for 2022 and longer‐term financial and business goals; our plans for future product development and enhancements of existing products; and our beliefs and expectations regarding our market penetration and expansion efforts. The potential risks and uncertainties that could cause actual growth and results to differ materially include, but are not limited to: the risk that NuVasive’s financial guidance and expectations may turn out to be inaccurate because of the preliminary nature of the Company’s forecasts and projections; the risk of further adjustment to financial results or future financial expectations; unanticipated difficulty in selling products, generating revenue or producing expected growth and profitability; the risk that acquisitions will not be integrated successfully or that the benefits and synergies from the acquisition may not be fully realized or may take longer to realize than expected; the loss of key employees; unexpected variations in market growth and demand for the Company’s products and technologies; and those other risks and uncertainties more fully described in the Company’s news releases and periodic filings with the Securities and Exchange Commission. NuVasive’s public filings with the Securities and Exchange Commission are available at www.sec.gov. The forward‐looking statements contained herein are based on the current expectations and assumptions of NuVasive and not on historical facts. NuVasive assumes no obligation to update any forward‐looking statement to reflect events or circumstances arising after the date on which it was made. Management uses certain non-GAAP financial measures such as non-GAAP earnings per share, non-GAAP net income, non-GAAP operating expenses and non-GAAP operating profit margin, which exclude amortization of intangible assets, business transition costs, purchased in-process research and development, one-time restructuring and related items in connection with acquisitions, investments and divestitures, non-recurring consulting fees, certain litigation expenses and settlements, certain European medical device regulation costs, gains and losses from strategic investments, and non-cash interest expense (excluding debt issuance cost). Management also uses certain non-GAAP measures which are intended to exclude the impact of foreign exchange currency fluctuations. The measure constant currency utilizes an exchange rate that eliminates fluctuations when calculating financial performance numbers. The Company also uses measures such as free cash flow, which represents cash flow from operations less cash used in the acquisition and disposition of capital. Additionally, the Company uses an adjusted EBITDA measure which represents earnings before interest, taxes, depreciation and amortization and excludes the impact of stock-based compensation, business transition costs, purchased in-process research and development, one-time restructuring and related items in connection with acquisitions, investments and divestitures, non-recurring consulting fees, certain litigation expenses and settlements, certain European medical device regulation costs, gains and losses on strategic investments, and other significant one-time items. Reconciliations of the non-GAAP financial measures to the comparable GAAP financial measures can be found on Investor Relations section of the Company’s website. Forward-looking information and non-GAAP measures 41st Annual J.P. Morgan Healthcare Conference

3 ©2023. NuVasive, Inc. or one of its subsidiaries. All rights reserved. Growth driven by innovation 41st Annual J.P. Morgan Healthcare Conference Focused on introducing advanced technologies in spine and specialized orthopedics Innovator with sustained leadership position driving above-market growth and globalization Investments in R&D and focused M&A have yielded high-value portfolio enhancements to drive durable growth

4 ©2023. NuVasive, Inc. or one of its subsidiaries. All rights reserved. #1 $560 billion+ 1.4 billion 540 million Back pain is a growing, global problem 41st Annual J.P. Morgan Healthcare Conference Global population 60 years and older—expected to double by 2050 Lower back pain affects 1 in 10 people globally Costs of annual treatment and loss of productivity in the U.S. Back pain is the primary cause of disability in the U.S. Sources: World Health Organization, Ageing and Health, 2021; Global Burden of Disease Study 2010, Lancet, 2012, Al Mazroa, Mohammad A., Taimela S, Kujala U; Buchbinder R, et al, Lancet, 2018; National Institutes of Health, Prevalence of Chronic Pain and High-impact Chronic pain Among Adults, U.S., 2016; Institute of Medicine, Relieving Pain in America, Washington D.C. National Academies Press, 2011; company estimates.

41st Annual J.P. Morgan Healthcare Conference

Less-invasive spine surgery improves outcomes

- Clinical outcomes
- Operational outcomes
- Financial outcomes

- Increase operating room efficiency by 15%[1]
- Reduce surgical revision rates by >50%[2,3]
- Reduce perioperative cost by 10%[4]
- Reduce hospital stay by 50%[4]

1. Sembrano JN, Tohmeh A, Isaacs R, et al. Two-year comparative outcomes of MIS lateral and MIS transforaminal interbody fusion in the treatment of degenerative spondylolisthesis: part I: clinical findings. *Spine* 2016;41(Suppl 8):S123-32.
2. Lehmen JA, Gerber EJ. MIS lateral spine surgery: A systematic literature review of complications, outcomes, and economics. *Eur Spine J* 2015;24(Suppl 3):287-313.
3. Rihn JA, Patel R, Makda J, et al. Complications associated with single-level transforaminal lumbar interbody fusion. *Spine J* 2009;9(8):623-9.
4. Lucio JC, VanConia RB, Deluzio KJ, et al. Economics of less invasive spinal surgery: an analysis of hospital cost differences between open and minimally invasive instrumented spinal fusion procedures during the perioperative period. *Risk Management and Healthcare Policy* 2012;5:65-74.

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©2023. NuVasive, Inc. or one of its subsidiaries. All rights reserved.

NUVASIVE

6 ©2023. NuVasive, Inc. or one of its subsidiaries. All rights reserved. The three fundamentals of our growth strategy Core growth 41st Annual J.P. Morgan Healthcare Conference Intelligent surgery Market opportunities 1 2 3 Continuing momentum in our core businesses and opportunity from globalization Extending Pulse with intelligent surgery solutions supporting preoperative to postoperative care Aggressively pursuing attractive market opportunities including those outside of traditional spine Acquisitions: Investment and commercial distribution agreements:

41st Annual J.P. Morgan Healthcare Conference

Significant global runway in targeted procedural segments


~$900M[1]
~72%
~28%
Anterior
XLIF, SPS, ALIF
~$2.6B[1]
~94%
~6%
Cervical
ACDF, PCF, cTDR
~$1.7B[1]
~96%
~4%
Posterior
TLIF, PLIF
~$1.3B[1]
~93%
~7%
Complex
Adult and pediatric deformity
NuVasive share[2]
Competition

Leading market position in anterior segment

Strong opportunity with leading innovation to target cervical, posterior and complex segments

***Note 1**: Market segment sizes above do not include ancillary business such as biologics, clinical services, or capital sales within enabling technology.*
***Note 2:** Other procedural segments and sub-segments comprising $12B core spine market include for example non-complex fixation, SIJ fusion, endoscopic, and spinous process fixation.*

1. 2022 global spine market estimates based on iData research and other external market data on file.
2. Management estimates based on data on file.

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©2023. NuVasive, Inc. or one of its subsidiaries. All rights reserved.
NUVASIVE

8 ©2023. NuVasive, Inc. or one of its subsidiaries. All rights reserved. 25+ business development transactions 2015-2022 Focused investments for growth 41st Annual J.P. Morgan Healthcare Conference Core spine and specialized orthopedics Tuck-ins and asset purchases Intelligent surgery partnerships Strategic fit, market share acceleration and ROI Collaboration Asset purchase Acquisition Minority investment Proven business development track record will pave the way to intelligent surgery

9 ©2023. NuVasive, Inc. or one of its subsidiaries. All rights reserved. Core growth driven by comprehensive product portfolios

10 ©2023. NuVasive, Inc. or one of its subsidiaries. All rights reserved. Core growth driven by comprehensive product portfolios 1 sub-segment 1 procedure 1 approach 1 segment Multiple procedures 1 approach Multiple segments Multiple procedures Multiple approaches 360 strategy—solutions for multiple approaches, procedures and segments

11 ©2023. NuVasive, Inc. or one of its subsidiaries. All rights reserved. Mod-EX XLIF and Modulus ALIF Blades Average YoY Q3 growth Simplify Cervical Disc 23% increase of cases across ACDF, PCF and cTDR 33% increase of surgeons leveraging the C360 portfolio Advancing industry-leading 360 portfolios Core growth driven by comprehensive product portfolios Reline 3D and Reline One NuVasive Tube System and Mod-EX PL Some products not commercially released; NuVasive may not make these products available for commercial sale. For important product safety information please visit nuvasive.com/eifu.

12 ©2023. NuVasive, Inc. or one of its subsidiaries. All rights reserved. Pulse applications: Pulse is a single, integrated platform Utility throughout the entire procedure Extensible architecture provides future integration capabilities Enabling technology further enhances spine procedures Global alignment Intraoperative neuromonitoring Imaging enhancement Radiation reduction 3D navigation Rod bending Robotics Future applications ©2023. NuVasive, Inc. or one of its subsidiaries. All rights reserved. Some products not commercially released; NuVasive may not make these products available for commercial sale. For important product safety information please visit nuvasive.com/eifu. Core growth driven by comprehensive product portfolios

13 ©2023. NuVasive, Inc. or one of its subsidiaries. All rights reserved. Continued momentum with Pulse Core growth driven by comprehensive product portfolios Current geographies with Pulse New additions planned in 2023 Broad utilization across 360 portfolios Continued global implementations 2,000 Pulse cases and counting

Core growth driven by comprehensive product portfolios

Globalization provides a durable lever for future growth

International as a percentage of NuVasive net sales:


2018
19.5%
2022E
~25%


Key market presence
Experience Center
Key office location

Consistent international growth driven by:

- Strategic market entries
- Differentiated technology offerings
- Favorable competitive environments
- Industry-leading clinical professional development

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©2023. NuVasive, Inc. or one of its subsidiaries. All rights reserved.

NUVASIVE

Core growth driven by comprehensive product portfolios

The next evolution of NuVasive innovation is intelligent surgery

POST-OP
INTRA-OP
PRE-OP

NUVA 1.0

XLIF procedure

Single procedure addressing
~$450M[1] lateral sub-segment

NUVA 2.0

X360, C360, P360, Complex with Pulse

Full-line spine portfolio addressing
~$12B[1] spine market

NUVA 3.0

Intelligent surgery

Build on our innovation leadership position in spine and specialized orthopedics

Transform preoperative to postoperative care

1. 2022 global spine market estimates based on iData research and other external market data on file.

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©2023. NuVasive, Inc. or one of its subsidiaries. All rights reserved.
NUVASIVE

16 ©2023. NuVasive, Inc. or one of its subsidiaries. All rights reserved. Pain and disability Procedure selection Surgical planning Recovery and tracking Desired outcome POST-OPPRE-OP Surgical execution INTRA-OP Intelligent surgery transforms the care pathway Core growth driven by comprehensive product portfolios Intelligent surgery will define the standard of care Preoperative procedure selection informed by real-time data and advanced planning Intraoperative steps facilitated by advanced tools delivering real-time information Postoperative outcomes tracked via standardized and automated intelligent devices

17 ©2023. NuVasive, Inc. or one of its subsidiaries. All rights reserved. 15,000+ nails implanted NuVasive Specialized Orthopedics Innovative magnetic adjustable technology that utilizes an external remote to non-invasively lengthen implants Core growth driven by comprehensive product portfolios 110+ peer reviewed studies • Transaction with ENDOTACT completed in December ’22 • Next-generation motorized technology for dynamic orthopedic implants • First mover advantage with sensors, automation, remote programming and miniaturization of implants, nails and plates Proven technology and clinical results:

18 ©2023. NuVasive, Inc. or one of its subsidiaries. All rights reserved. Our financial strategy

19 ©2023. NuVasive, Inc. or one of its subsidiaries. All rights reserved. $706 $823 $840 $886 $932 $817 $870 $105 $139 $186 $215 $236 $234 $269 2015 2016 2017 2018 2019 2020 2021 2022E $811 $962 $1,027 $1,102 $1,168 $1,051 $1,139 $1,202–$1,213* Growing above-market while investing to create future value Our financial strategy U.S. International Net sales, as reported ($ in millions) *Represents 2022 guidance range provided November 9, 2022, for net sales as reported. Actual results to be reported on Company’s Fourth Quarter and Full Year 2022 Financial Results announcement in February 2023. Management continues to expect net sales of $1,202-$1,213 in FY2022

20 ©2023. NuVasive, Inc. or one of its subsidiaries. All rights reserved. Expanding operating margins, unlocking incremental value Headwinds Our financial strategy Tailwinds Net sales growth Global commercial scale and customer density Macro environment pressures • Foreign currency exchange rates • Inflationary costs • Global supply chain EU medical device regulation Spine market price pressure Operational efficiencies: • Reduce stock keeping units (SKU) • Continued insourcing focus • Reduce SG&A percent of spend over time Leverage R&D investments 18–21% Non-GAAP operating margin goal by 2027

21 ©2023. NuVasive, Inc. or one of its subsidiaries. All rights reserved. Key takeaways Our financial strategy Net sales growth • Organic growth with significant upside from focused M&A • Highly competitive portfolio • Continued growth from higher customer density and globalization Profitability • Portfolio management and SKU rationalization • Operating expenses: Disciplined focus on controlling expenses, partially offset by investments to support growth; R&D leverage • Margin expansion Disciplined capital allocation • Top-line growth provides significant cash flows to fund future growth • ~$240M in cash as of Sept. 30, 2022 • Undrawn $550M revolving line of credit • $450M 2023 convertible notes due June 2023

22 ©2023. NuVasive, Inc. or one of its subsidiaries. All rights reserved. Follow NuVasive on social media Stay up to date on the latest news, product innovations, company events and career listings LinkedIn @nuvasive Instagram @nuvasiveinc Facebook @nuvasive Twitter @nuvasiveinc YouTube NuVasiveInc